Exhibit 99.12a



                                                             EXECUTION VERSION


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of March 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2007-6XS (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

         WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 as amended by that certain First Amended and Restated Seller's Purchase, Warranties and Servicing Agreement, dated as of June 1, 2006 (the "Amended Agreement"), each as supplemented by the Amended and Restated Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of April 17, 2006, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

         WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

         WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1. Assignment and Assumption

         (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

             MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

         (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

         (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

         2. Recognition of Trustee

         (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

         (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Amended Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

         (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

         3. Representations and Warranties

         (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

         (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

         (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

         (e) The Company hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

         4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number:       121-000-248
                  Account Name:  Corporate Trust Clearing
                  Account number:  3970771416
                  For further credit to:  50996400, MSM 2007-6XS

         The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2007-6XS
                  Telecopier: (410) 715-2380

         5. Amendments to the Amended Agreement

         The parties to this Assignment hereby agree to amend the Amended Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

            (b) The definition of "Remittance Date" in Section 1.01 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

            (c) The definition of "Servicing Fee" in Section 1.01 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

            (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

            (e) Subsection 3.02(d) of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"

            (f) The following paragraphs are hereby incorporated into the Amended Agreement at the end of Section 4.13:

         "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

         Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (g) The second paragraph of Section 5.01 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

            (h) The first paragraph of Section 5.02 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

            (i) The first paragraph of Section 5.03 of the Amended Agreement is hereby amended and restated in its entirety as follows:

         "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to
Section 4.01, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of
(a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

            (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Amended Agreement as new Section 10.01(ix):

         "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) The following paragraph is hereby incorporated into the Amended Agreement as new Section 11.19:

         "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (l) Section 6.04 and Section 6.05 are hereby deleted from the Amended Agreement, it being understood that they are superseded by
            Section 2.04 and Section 2.05, respectively, of the Reg AB
            Addendum.

            (m) The second sentence in Section 8.01 of the Amended Agreement is hereby replaced by the following:

         "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

            (n) Exhibit J to the Amended Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

         6. Amendments to the Reg AB Addendum

            (a) Section 2.03(h) of the Reg AB Addendum is amended to also require that written notice provided pursuant to Section 2.03(f) shall be given in the form of Exhibit C.

            (b) The phrase "March 1, but in no event later than" is hereby deleted from the first line of each of Section 2.04 and Section
            2.05 of the Reg AB Addendum. In addition, the following text is added to each of Section 2.04 and Section 2.05 of the Reg AB
            Addendum:

            "The obligations of the Seller under this Section apply to the Seller for any year in which the Seller during the prior calendar year (or any portion thereof) serviced a Mortgage Loan pursuant to this Agreement, whether or not the Seller is acting as the servicer at the time such statement is required to be delivered."

            (c) Section 2.06(b) of the Reg AB Addendum is amended as follows:

                  1. The first paragraph of Section 2.06(b) is amended to insert the phrase ", the Master Servicer, if any" after each occurrence of the phrase "the Purchaser".

                  2. The last sentence of the second paragraph of Section 2.06(b) is amended to insert the phrase "and the other certifications" after the phrase "any assessment of compliance and attestation".

            (d) Section 2.07(a) of the Reg AB Addendum is amended as follows:

                  1. The phrase "including but not limited to any Master Servicer" is inserted before the phrase "responsible for the preparation,".

                  2. The clause ", affiliates" is inserted before the words "and agents of each of the foregoing".

            (e) Section 2.07(b)(ii) of the Reg AB Addendum is amended to delete the phrase "which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered".

            (f) Exhibit B to the Reg AB Addendum is replaced by Exhibit III hereto.

            (g) Exhibit C to the Reg AB Addendum is replaced by Exhibit IV hereto.


         7. Continuing Effect

         Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

         8. Governing Law

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         9. Notices

         Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

         In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2007-6XS


              With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

         In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2007-6XS

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2007-6XS

         In the case of Wachovia and the Servicer:

                  Wachovia Mortgage Corporation
                  901 South Tryon Street
                  Charlotte, North Carolina  28202
                  Attention:  Kendal Leeson

              With a copy to:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina  27607
                  Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

         10. Ratification

         Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

         11. Counterparts

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         12. Definitions

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.


                                    By: /s/ Valerie Kay
                                        ----------------------------------
                                        Name:  Valerie Kay
                                        Title: Vice President


                                    MORGAN STANLEY CAPITAL I INC.


                                    By: /s/ Valerie Kay
                                        ----------------------------------
                                        Name:  Valerie Kay
                                        Title: Vice President


                                    WACHOVIA  MORTGAGE CORPORATION


                                    By: /s/ Kendal A. Leeson
                                        ----------------------------------
                                        Name:  Kendal A. Leeson
                                        Title: Vice President




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Patricia Russo
    -----------------------------
     Name:  Patricia Russo
     Title: Vice President


LASALLE BANK NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-6XS


By: /s/ Rita Lopez
    -----------------------------
Name:   Rita Lopez
Title:  Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]


Exhibit IIA: Standard File Layout - Delinquency Reporting

---------------------------------- ------------------------------------------------------------- ------------ -------------------
Column/Header Name                                         Description                             Decimal    Format Comment
---------------------------------- ------------------------------------------------------------- ------------ -------------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the Servicer.  This
                                   may be different than the LOAN_NBR
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOAN_NBR                           A unique identifier assigned to each loan by the originator.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
CLIENT_NBR                         Servicer Client Number
---------------------------------- ------------------------------------------------------------- ------------ -------------------
SERV_INVESTOR_NBR                  Contains a unique number as assigned by an external
                                   servicer to identify a group of loans in their system.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BORROWER_FIRST_NAME                First Name of the Borrower.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BORROWER_LAST_NAME                 Last name of the borrower.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
PROP_ADDRESS                       Street Name and Number of Property
---------------------------------- ------------------------------------------------------------- ------------ -------------------
PROP_STATE                         The state where the  property located.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
PROP_ZIP                           Zip code where the property is located.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next payment is due to the                    MM/DD/YYYY
                                   servicer at the end of processing cycle, as reported by
                                   Servicer.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was filed.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to the bankruptcy
                                   filing.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                   by the courts
---------------------------------- ------------------------------------------------------------- ------------ -------------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                   Dismissal, Discharged and/or a Motion For Relief Was
                                   Granted.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------- ------------------------------------------------------------- ------------ -------------------





---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                   instructions to begin foreclosure proceedings.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                   Action
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                                   MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FRCLSR_SALE_AMT                    The amount a property sold for at the foreclosure sale.            2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
EVICTION_START_DATE                The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
EVICTION_COMPLETED_DATE            The date the court revokes legal possession of the property                MM/DD/YYYY
                                   from the borrower.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LIST_PRICE                         The price at which an REO property is marketed.                    2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
LIST_DATE                          The date an REO property is listed at a particular price.                  MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
OFFER_AMT                          The dollar value of an offer for an REO property.                  2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or by the                        MM/DD/YYYY
                                   Servicer.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
REO_CLOSING_DATE                   The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                                    MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
OCCUPANT_CODE                      Classification of how the property is occupied.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
PROP_CONDITION_CODE                A code that indicates the condition of the property.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                              MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
APPRAISAL_DATE                     The date the appraisal was done.                                           MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------





---------------------------------- ------------------------------------------------------------- ------------ -------------------
CURR_PROP_VAL                       The current "as is" value of the property based on brokers        2
                                   price opinion or appraisal.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
REPAIRED_PROP_VAL                  The amount the property would be worth if repairs are              2
                                   completed pursuant to a broker's price opinion or appraisal.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
If applicable:
--------------
---------------------------------- ------------------------------------------------------------- ------------ -------------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
---------------------------------- ------------------------------------------------------------- ------------ -------------------
DELINQ_REASON_CODE                 The circumstances which caused a borrower to stop paying on
                                   a loan.   Code indicates the reason why the loan is in
                                   default for this cycle.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                   Insurance Company.
---------------------------------- ------------------------------------------------------------- ------------ -------------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance Company                  2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                   Insurer
---------------------------------- ------------------------------------------------------------- ------------ -------------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance Company                     2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                                  2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                                   2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------




---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                                 2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_B_CLAIM_PAID_DATE            Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                                   2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
---------------------------------- ------------------------------------------------------------- ------------ -------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim                           2       No commas(,) or
                                                                                                              dollar signs ($)
---------------------------------- ------------------------------------------------------------- ------------ -------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o        ASUM-       Approved Assumption
o        BAP-        Borrower Assistance Program
o        CO-         Charge Off
o        DIL-        Deed-in-Lieu
o        FFA-        Formal Forbearance Agreement
o        MOD-        Loan Modification
o        PRE-        Pre-Sale
o        SS-         Short Sale
o        MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The Property Condition field should show the last reported condition of the property as follows:

o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             -------------------- --------------------------------------------
             Delinquency Code     Delinquency Description
             -------------------- --------------------------------------------
             001                  FNMA-Death of principal mortgagor
             -------------------- --------------------------------------------
             002                  FNMA-Illness of principal mortgagor
             -------------------- --------------------------------------------
             003                  FNMA-Illness of mortgagor's family member
             -------------------- --------------------------------------------
             004                  FNMA-Death of mortgagor's family member
             -------------------- --------------------------------------------
             005                  FNMA-Marital difficulties
             -------------------- --------------------------------------------
             006                  FNMA-Curtailment of income
             -------------------- --------------------------------------------
             007                  FNMA-Excessive Obligation
             -------------------- --------------------------------------------
             008                  FNMA-Abandonment of property
             -------------------- --------------------------------------------

             -------------------- --------------------------------------------
             009                  FNMA-Distant employee transfer
             -------------------- --------------------------------------------
             011                  FNMA-Property problem
             -------------------- --------------------------------------------
             012                  FNMA-Inability to sell property
             -------------------- --------------------------------------------
             013                  FNMA-Inability to rent property
             -------------------- --------------------------------------------
             014                  FNMA-Military Service
             -------------------- --------------------------------------------
             015                  FNMA-Other
             -------------------- --------------------------------------------
             016                  FNMA-Unemployment
             -------------------- --------------------------------------------
             017                  FNMA-Business failure
             -------------------- --------------------------------------------
             019                  FNMA-Casualty loss
             -------------------- --------------------------------------------
             022                  FNMA-Energy environment costs
             -------------------- --------------------------------------------
             023                  FNMA-Servicing problems
             -------------------- --------------------------------------------
             026                  FNMA-Payment adjustment
             -------------------- --------------------------------------------
             027                  FNMA-Payment dispute
             -------------------- --------------------------------------------
             029                  FNMA-Transfer of ownership pending
             -------------------- --------------------------------------------
             030                  FNMA-Fraud
             -------------------- --------------------------------------------
             031                  FNMA-Unable to contact borrower
             -------------------- --------------------------------------------
             INC                  FNMA-Incarceration
             -------------------- --------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

             -------------------- --------------------------------------------
                   Status Code    Status Description
             -------------------- --------------------------------------------
                       09         Forbearance
             -------------------- --------------------------------------------
                       17         Pre-foreclosure Sale Closing Plan Accepted
             -------------------- --------------------------------------------
                       24         Government Seizure
             -------------------- --------------------------------------------
                       26         Refinance
             -------------------- --------------------------------------------
                       27         Assumption
             -------------------- --------------------------------------------
                       28         Modification
             -------------------- --------------------------------------------
                       29         Charge-Off
             -------------------- --------------------------------------------
                       30         Third Party Sale
             -------------------- --------------------------------------------
                       31         Probate
             -------------------- --------------------------------------------
                       32         Military Indulgence
             -------------------- --------------------------------------------
                       43         Foreclosure Started
             -------------------- --------------------------------------------
                       44         Deed-in-Lieu Started
             -------------------- --------------------------------------------
                       49         Assignment Completed
             -------------------- --------------------------------------------
                       61         Second Lien Considerations
             -------------------- --------------------------------------------
                       62         Veteran's Affairs-No Bid
             -------------------- --------------------------------------------
                       63         Veteran's Affairs-Refund
             -------------------- --------------------------------------------
                       64         Veteran's Affairs-Buydown
             -------------------- --------------------------------------------
                       65         Chapter 7 Bankruptcy
             -------------------- --------------------------------------------
                       66         Chapter 11 Bankruptcy
             -------------------- --------------------------------------------
                       67         Chapter 13 Bankruptcy
             -------------------- --------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing


---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
Column Name                  Description                                     Decimal    Format Comment                         Max
                                                                                                                               Size
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SER_INVESTOR_NBR             A value assigned by the Servicer to define a             Text up to 10 digits                      20
                             group of loans.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
LOAN_NBR                     A unique identifier assigned to each loan by             Text up to 10 digits                      10
                             the investor.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERVICER_LOAN_NBR            A unique number assigned to a loan by the                Text up to 10 digits                      10
                             Servicer.  This may be different than the
                             LOAN_NBR.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
BORROWER_NAME                The borrower name as received in the file.               Maximum length of 30 (Last, First)        30
                             It is not separated by first and last name.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SCHED_PAY_AMT                Scheduled monthly principal and scheduled          2     No commas(,) or dollar signs ($)          11
                             interest payment that a borrower is expected
                             to pay, P&I constant.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
NOTE_INT_RATE                The loan interest rate as reported by the          4     Max length of 6                            6
                             Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
NET_INT_RATE                 The loan gross interest rate less the service      4     Max length of 6                            6
                             fee rate as reported by the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_FEE_RATE                The servicer's fee rate for a loan as              4     Max length of 6                            6
                             reported by the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_FEE_AMT                 The servicer's fee amount for a loan as            2     No commas(,) or dollar signs ($)          11
                             reported by the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
NEW_PAY_AMT                  The new loan payment amount as reported by         2     No commas(,) or dollar signs ($)          11
                             the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
NEW_LOAN_RATE                The new loan rate as reported by the               4     Max length of 6                            6
                             Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
ARM_INDEX_RATE               The index the Servicer is using to calculate       4     Max length of 6                            6
                             a forecasted rate.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at         2     No commas(,) or dollar signs ($)          11
                             the beginning of the processing cycle.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----






ACTL_END_PRIN_BAL            The borrower's actual principal balance at         2     No commas(,) or dollar signs ($)          11
                             the end of the processing cycle.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle that             MM/DD/YYYY                                10
                             the borrower's next payment is due to the
                             Servicer, as reported by Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_AMT_1              The first curtailment amount to be applied.        2     No commas(,) or dollar signs ($)          11
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_DATE_1             The curtailment date associated with the                 MM/DD/YYYY                                10
                             first curtailment amount.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
CURT_ADJ_ AMT_1              The curtailment interest on the first              2     No commas(,) or dollar signs ($)          11
                             curtailment amount, if applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_AMT_2              The second curtailment amount to be applied.       2     No commas(,) or dollar signs ($)          11
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_DATE_2             The curtailment date associated with the                 MM/DD/YYYY                                10
                             second curtailment amount.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
CURT_ADJ_ AMT_2              The curtailment interest on the second             2     No commas(,) or dollar signs ($)          11
                             curtailment amount, if applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_AMT_3              The third curtailment amount to be applied.        2     No commas(,) or dollar signs ($)          11
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SERV_CURT_DATE_3             The curtailment date associated with the                 MM/DD/YYYY                                10
                             third curtailment amount.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
CURT_ADJ_AMT_3               The curtailment interest on the third              2     No commas(,) or dollar signs ($)          11
                             curtailment amount, if applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
PIF_AMT                      The loan "paid in full" amount as reported by      2     No commas(,) or dollar signs ($)          11
                             the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
PIF_DATE                     The paid in full date as reported by the                 MM/DD/YYYY                                10
                             Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----

ACTION_CODE                  The standard FNMA numeric code used to                   Action Code Key: 15=Bankruptcy,            2
                             indicate the default/delinquent status of a              30=Foreclosure, , 60=PIF,
                             particular loan.                                         63=Substitution, 65=Repurchase,70=REO
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
INT_ADJ_AMT                  The amount of the interest adjustment as           2     No commas(,) or dollar signs ($)          11
                             reported by the Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----






SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount, if       2     No commas(,) or dollar signs ($)          11
                             applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if                2     No commas(,) or dollar signs ($)          11
                             applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
LOAN_LOSS_AMT                The amount the Servicer is passing as a loss,      2     No commas(,) or dollar signs ($)          11
                             if applicable.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount         2     No commas(,) or dollar signs ($)          11
                             due at the beginning of the cycle date to be
                             passed through to investors.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SCHED_END_PRIN_BAL           The scheduled principal balance due to             2     No commas(,) or dollar signs ($)          11
                             investors at the end of a processing cycle.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SCHED_PRIN_AMT               The scheduled principal amount as reported by      2     No commas(,) or dollar signs ($)          11
                             the Servicer for the current cycle -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
SCHED_NET_INT                The scheduled gross interest amount less the       2     No commas(,) or dollar signs ($)          11
                             service fee amount for the current cycle as
                             reported by the Servicer -- only applicable
                             for Scheduled/Scheduled Loans.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
ACTL_PRIN_AMT                The actual principal amount collected by the       2     No commas(,) or dollar signs ($)          11
                             Servicer for the current reporting cycle --
                             only applicable for Actual/Actual Loans.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
ACTL_NET_INT                 The actual gross interest amount less the          2     No commas(,) or dollar signs ($)          11
                             service fee amount for the current reporting
                             cycle as reported by the Servicer -- only
                             applicable for Actual/Actual Loans.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
PREPAY_PENALTY_ AMT          The penalty amount received when a borrower        2     No commas(,) or dollar signs ($)          11
                             prepays on his loan as reported by the
                             Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the loan         2     No commas(,) or dollar signs ($)          11
                             waived by the servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----

---------------------------- ----------------------------------------------- -------- --------------------------------------- -----






MOD_DATE                     The Effective Payment Date of the                        MM/DD/YYYY                                10
                             Modification for the loan.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
MOD_TYPE                     The Modification Type.                                   Varchar - value can be alpha or numeric   30
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and              2     No commas(,) or dollar signs ($)          11
                             interest advances made by Servicer.
---------------------------- ----------------------------------------------- -------- --------------------------------------- -----


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items. (h)

          (i) The numbers on the 332 form correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:
          -------------------------------------
          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12. Complete as applicable. Required documentation:

               *    For taxes and insurance advances - see page 2 of 332 form
                    - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               *    For escrow advances - complete payment history
                    (to calculate advances from last positive escrow balance forward)
               * Other expenses - copies of corporate advance history showing all payments
               *    REO repairs > $1500 require explanation
               *    REO repairs >$3000 require evidence of at least 2 bids.
               *    Short Sale or Charge Off require P&L supporting the
                    decision and WFB's approved Officer Certificate
               *    Unusual or extraordinary items may require further
                    documentation.

          13.  The total of lines 1 through 12.
          (j)  Credits:
               --------

          14-21. Complete as applicable. Required documentation:
               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
                    Letter of Proceeds Breakdown.
               *    Copy of EOB for any MI or gov't guarantee
               * All other credits need to be clearly defined on the 332 form
               22.  The total of lines 14 through 21.

               Please Note:     For HUD/VA loans, use line (18a) for Part
               ------------     A/Initial proceeds and line (18b) for Part
                                B/Supplemental proceeds.

          Total Realized Loss (or Amount of Any Gain)
          -------------------------------------------
               23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________              Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    -----------------------------------------
|  Servicer Loan No.             |    |  Servicer Name                     |    |  Servicer Address                     |
|                                |    |                                    |    |                                       |
|                                |    |                                    |    |                                       |
----------------------------------    --------------------------------------    -----------------------------------------



         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes              No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan         $ ______________ (1)
         (2)  Interest accrued at Net Rate                               ________________(2)
         (3)  Accrued Servicing Fees                                     ________________(3)
         (4)  Attorney's Fees                                            ________________(4)
         (5)  Taxes (see page 2)                                         ________________(5)
         (6)  Property Maintenance                                       ________________ (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
         (8)  Utility Expenses                                           ________________(8)
         (9)  Appraisal/BPO                                              ________________(9)
         (10) Property Inspections                                       ________________(10)
         (11) FC Costs/Other Legal Expenses                              ________________(11)
         (12) Other (itemize)                                            ________________(12)
                  Cash for Keys__________________________                ________________(12)
                  HOA/Condo Fees_______________________                  ________________(12)
                  ______________________________________                 ________________(12)

                  Total Expenses                                         $ _______________(13)
         Credits:
         (14) Escrow Balance                                             $ _______________(14)
         (15) HIP Refund                                                 ________________ (15)
         (16) Rental Receipts                                            ________________ (16)
         (17) Hazard Loss Proceeds                                       ________________ (17)
         (18) Primary Mortgage Insurance / Gov't Insurance               ________________ (18a)
         HUD Part A






         HUD Part B                                                      ________________ (18b)
         (19) Pool Insurance Proceeds                                    ________________ (19)
         (20) Proceeds from Sale of Acquired Property                    ________________ (20)
         (21) Other (itemize)                                            ________________ (21)
              _________________________________________                  ________________ (21)

              Total Credits                                              $________________(22)
         Total Realized Loss (or Amount of Gain)                         $________________(23)


Escrow Disbursement Detail


------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------
       Type            Date Paid         Period of        Total Paid       Base Amount        Penalties         Interest
   (Tax /Ins.)                            Coverage
------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------

------------------- ----------------- ----------------- ---------------- ----------------- ----------------- ----------------


                                  EXHIBIT III

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------
                                                                                                      Applicable
                                                                                                      Servicing
                               Servicing Criteria                                                     Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Policies and procedures are instituted to monitor any                              X
                       performance or other triggers and events of default in
1122(d)(1)(i)          accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)         performance and compliance with such servicing activities.
----------------------------------------------------------------------------------------------------------------------
                       Any requirements in the transaction agreements to maintain a back-up
1122(d)(1)(iii)        servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
                       A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iv)         with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                       Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                       Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
----------------------------------------------------------------------------------------------------------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                                                                                                      Applicable
                                                                                                      Servicing
                               Servicing Criteria                                                     Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
----------------------------------------------------------------------------------------------------------------------
                       Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D)
                       contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the
1122(d)(2)(vii)        transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                        Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
                       Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports
                       (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans
1122(d)(3)(i)          serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
                       Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)         transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
----------------------------------------------------------------------------------------------------------------------
                                       Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                                                                                                      Applicable
                                                                                                      Servicing
                               Servicing Criteria                                                     Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Collateral or security on mortgage loans is maintained as required by              X
1122(d)(4)(i)          the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
----------------------------------------------------------------------------------------------------------------------
                       Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements
1122(d)(4)(iii)        in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)         accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
                       The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)          balance.
----------------------------------------------------------------------------------------------------------------------
                       Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                       Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)        established by the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)       unemployment).
----------------------------------------------------------------------------------------------------------------------
1122( d)( 4 )(ix)      Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan documents.
-------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                                                                                                      Applicable
                                                                                                      Servicing
                               Servicing Criteria                                                     Criteria
----------------------------------------------------------------------------------------------------------------------
Reference                                       Criteria
----------------------------------------------------------------------------------------------------------------------
                                    General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified
1122( d)( 4 )(x)       in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days
1122( d)( 4 )(xi)      specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)        or omission.
----------------------------------------------------------------------------------------------------------------------
                       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or
1122(d)(4)(xiii)       such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Delinquencies, charge-offs and uncollectible accounts are recognized and           X
1122(d)(4)(xiv)        recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)         the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                [WACHOVIA MORTGAGE CORPORATION] [NAME OF
                                SUBSERVICER]


                                Date:
                                         -------------------------------------



                                By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                  EXHIBIT IV

                      Additional Disclosure Notification



Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM [deal number] - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [2.03(d)][2.03(e)][2.03(f)] of the Regulation AB Compliance Addendum, dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date] among Morgan Stanley Capital I Inc., as Depositor, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].


         [NAME OF PARTY]

         as [role]


         By: _________________________

             Name:

             Title: